UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06024

Exact name of registrant as specified in charter:	Aberdeen Indonesia Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

Aberdeen Indonesia Fund, Inc.

Annual Report

December 31, 2014

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Indonesia Fund, Inc. (the “Fund”) for the year ended December 31, 2014. The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective, which the Fund seeks to achieve by investing primarily in Indonesian equity and debt securities.

Total Return Performance

For the year ended December 31, 2014, the total return to shareholders of the Fund net of fees, based on the net asset value (“NAV”) of the Fund, was 9.6%, assuming reinvestment of dividends and distributions versus a return of 27.2% for the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Indonesia Index (“MSCI Indonesia Index”)1.

Share Price & NAV

For the year ended December 31, 2014, based on market price, the Fund’s total return was 8.6%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 1.8% over the year, from $8.26 on December 31, 2013 to $8.41 on December 31, 2014. The Fund’s share price on December 31, 2013 represented a discount of 8.7% to the NAV per share of $9.05 on that date, compared with a discount of 9.6% to the NAV per share of $9.30 on December 31, 2014.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended December 31, 2014, the Fund did not repurchase any shares through this program.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the

Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenif.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and view portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

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1      The MSCI Indonesia Index is designed to measure the performance of the large cap and mid cap segments of the Indonesian market. The MSCI Indonesia Index is constructed based on the MSCI Global Investable Market Indexes Methodology and targets a free float-adjusted market capitalization coverage of 85%. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Indonesia Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

Please contact Aberdeen Asset Management Inc. by:

•      calling toll free at 1-866-839-5205 in the United States;

•      emailing InvestorRelations@aberdeen-asset.com;

•      visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usClosed/home;

•      visiting www.aberdeenif.com.

Yours sincerely,

Christian Pittard

President

All amounts are U.S. dollars unless otherwise stated.

2	Aberdeen Indonesia Fund, Inc.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Report of the Investment Adviser (unaudited)

Market/economic review

The Indonesian stock market, as measured by the MSCI Indonesia Index, outperformed the overall Southeast Asia region and made solid gains during the 12-month period ended December 31, 2014, on the back of positive political developments. The pro-reform candidate Joko Widodo (“Jokowi”) won in the presidential elections in July, which boosted investor sentiment and foreign investment. Jokowi removed most fuel subsidies as part of sweeping changes to the oil and gas sector, kick-started infrastructure projects, and took steps in an effort to reduce bureaucracy, increase transparency and diminish the scope for corruption.

In economic developments, the decline in demand from China and Europe reduced commodity prices, weighing on Indonesian exports. At the same time, imports contracted as gross domestic product (GDP) growth slowed to an annualized rate of 5.0%. Nevertheless, the central bank hiked interest rates in an effort to counter inflationary pressures brought on by the fuel subsidy cuts. The plunge in oil prices, however, helped to partially mitigate the impact of the subsidy cuts.

Fund performance review

Fund performance for the reporting period was hindered by both stock selection and asset allocation.

The primary individual stock detractors included coal producer Indo Tambangraya Megah Tbk PT, which was weighed down by the fall in coal prices, as demand, especially from China, slowed. However, we believe that the firm should benefit from weaker fuel prices and should be able to make cost savings. Similarly, M.P. Evans Group PLC’s stock price declined on the back of lower agricultural commodity prices, but we take comfort that the company is one of the lower cost palm oil producers, backed by a net cash balance sheet, in our view.

In addition, the Fund’s lack of exposure to Bank Rakyat Indonesia (Persero) Tbk had a negative impact on Fund performance, as it was a beneficiary of the cap on deposit rates for big domestic banks, given its large and cheap (current and savings account) deposit base. We prefer to gain exposure to the domestic banking sector via the privately-owned Bank OCBC NISP Tbk PT, Bank Permata Tbk PT and Bank Central Asia Tbk PT, which in our opinion are better managed.

In contrast, the underweight position versus the benchmark MSCI Indonesia Index in Astra International Tbk PT benefited Fund performance, as the conglomerate was hampered by a weaker sales outlook for its four-wheeler distribution business, and also lower palm oil prices for its plantations subsidiary. The holding in Vale Indonesia Tbk PT benefited from the government’s ban on unprocessed mineral ore exports. The miner has local smelters to process nickel, which allowed it to continue shipments, while supply disruptions among competitors drove up the price. Elsewhere, shares of consumer products firm Mandom Indonesia Tbk PT performed well, as its flagship Gatsby brand continued to see solid sales, and the firm also benefited from strong exports. Furthermore, management remained disciplined in controlling costs, in our view.

Outlook

The Indonesian market was the strongest performer in the Southeast Asia region for the 2014 calendar year, with record-high foreign equity inflows spurred by Jokowi’s presidential election win. Since taking office, we believe that Jokowi has been consistent in his intention to improve infrastructure. Thus far, he has made a series of decisions and formulated plans that have been intended to pave the way for contractors. We think that this further reiterates our view that his political leadership will drive a multi-year construction boom in Indonesia, which may potentially benefit our cement holdings. He has also overhauled the oil and gas sector, with board and management changes to state firms and at the regulatory level. Efforts are being made across government departments to reduce bureaucracy, increase transparency and diminish the scope for corruption. At the grassroots level, accessibility to education and healthcare is being improved, in our opinion.

Nonetheless, we believe that the economic environment remains challenging, with weak global demand for commodities weighing on exports, and elevated domestic inflation. Therefore, we feel that the success of Jokowi’s reforms is vital to attract foreign investment and boost manufacturing. Already, in the third quarter of 2014, foreign direct investment rose by 24% year over year. In our opinion, the country’s long-term prospects remain underpinned by favorable demographics, with a growing middle class.

Aberdeen Asset Management Asia Limited

Aberdeen Indonesia Fund, Inc.	3

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. An industry classification standard sector can include more than one industry group. As of December 31, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by GICS sectors, are comprised of several industries.

As of December 31, 2014, the Fund held 102.5% of its net assets in equities and (2.5)% in liabilities in excess of other assets.

Sector Allocation	As a Percentage of Net Assets
Banks	26.5%
Distributors	9.5%
Construction Materials	8.0%
Food Products	7.7%
Diversified Telecommunication Services	5.9%
Household Products	5.2%
Personal Products	4.1%
Textiles, Apparel & Luxury Goods	4.0%
Beverages	4.0%
Metals & Mining	3.2%
Other	21.9%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of December 31, 2014:

Name of Security	As a Percentage of Net Assets
Bank Permata Tbk PT	11.8%
Bank OCBC NISP Tbk PT	11.0%
Jardine Cycle & Carriage Ltd.	9.5%
Holcim Indonesia Tbk PT	5.5%
Unilever Indonesia Tbk PT	5.2%
M.P. Evans Group PLC	4.3%
Mandom Indonesia Tbk PT	4.1%
Sepatu Bata Tbk PT	4.0%
Multi Bintang Indonesia Tbk PT	4.0%
Bank Central Asia Tbk PT	3.7%

4	Aberdeen Indonesia Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI Indonesia Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods ended December 31, 2014.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	9.6%	2.6%	10.1%	14.0%
Market Value	8.6%	2.2%	9.4%	12.9%
MCSI Indonesia Index	27.2%	1.0%	8.1%	16.5%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes investment management fees, administrative fees (such as Director and legal fees) and custodial charges. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on financial reporting period ends. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenif.com or by calling 866-839-5205.

The net operating expense ratio based on the year ended December 31, 2014 is 1.53%.

Aberdeen Indonesia Fund, Inc.	5

Portfolio of Investments

As of December 31, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—102.5%
COMMON STOCKS—102.5%
INDONESIA—102.5%
AUTOMOBILES—3.1%
4,631,610	Astra International Tbk PT(a)	$ 2,762,219
BANKS—26.5%
3,100,000	Bank Central Asia Tbk PT(a)	3,288,286
88,530,884	Bank OCBC NISP Tbk PT(b)	9,721,599
85,495,694	Bank Permata Tbk PT	10,389,263
		23,399,148
BEVERAGES—4.0%
3,650,000	Multi Bintang Indonesia Tbk PT	3,521,801
CAPITAL MARKETS—0.6%
1,361,100	Saratoga Investama Sedaya PT(b)	565,980
CONSTRUCTION MATERIALS—8.0%
27,792,300	Holcim Indonesia Tbk PT(a)	4,885,371
1,091,000	Indocement Tunggal Prakarsa Tbk PT(a)	2,201,362
		7,086,733
DISTRIBUTORS—9.5%
260,000	Jardine Cycle & Carriage Ltd.(a)(c)	8,329,772
DIVERSIFIED TELECOMMUNICATION SERVICES—5.9%
12,852,800	Telekomunikasi Indonesia Persero Tbk PT(a)	2,953,943
5,628,000	XL Axiata Tbk PT(a)	2,206,923
		5,160,866
FOOD & STAPLES RETAILING—2.5%
11,245,000	Hero Supermarket Tbk PT(a)(b)	2,175,361
FOOD PRODUCTS—7.7%
623,534	M.P. Evans Group PLC(d)	3,803,542
1,037,000	Petra Foods Ltd.(a)(c)	2,971,979
		6,775,521
GAS UTILITIES—2.8%
5,125,500	Perusahaan Gas Negara Persero Tbk PT(a)	2,480,346
HOUSEHOLD PRODUCTS—5.2%
1,768,000	Unilever Indonesia Tbk PT(a)	4,585,766
MACHINERY—2.6%
1,650,000	United Tractors Tbk PT(a)	2,304,397
MARINE—2.5%
32,532,047	Wintermar Offshore Marine Tbk PT	2,167,052
METALS & MINING—3.2%
9,802,500	Vale Indonesia Tbk PT(a)	2,849,140
MULTILINE RETAIL—1.7%
23,683,000	Ramayana Lestari Sentosa Tbk PT(a)	1,497,081
OIL, GAS & CONSUMABLE FUELS—2.1%
1,528,000	Indo Tambangraya Megah Tbk PT(a)	1,884,634

6	Aberdeen Indonesia Fund, Inc.

Portfolio of Investments (concluded)

As of December 31, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDONESIA (continued)
PERSONAL PRODUCTS-4.1%
2,557,700	Mandom Indonesia Tbk PT(a)	$ 3,635,953
PHARMACEUTICALS—1.8%
125,000	Merck Tbk PT	1,574,485
SPECIALTY RETAIL—2.4%
32,812,000	Ace Hardware Indonesia Tbk PT(a)	2,074,345
TEXTILES, APPAREL & LUXURY GOODS—4.0%
39,842,500	Sepatu Bata Tbk PT	3,554,781
TRADING COMPANIES & DISTRIBUTORS—2.3%
5,993,000	AKR Corporindo Tbk PT(a)	1,991,595
	Total Common Stocks	90,376,976
	Total Long-Term Investments—102.5% (cost $65,973,098)	90,376,976
	Total Investments—102.5% (cost $65,973,098)(e)	90,376,976
	Liabilities in Excess of Other Assets—(2.5)%	(2,171,375)
	Net Assets—100.0%	$ 88,205,601

(a)         Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)        Non-income producing security.

(c)         Singapore listed security, but majority of the security’s business is conducted in Indonesia.

(d)        UK listed security, but majority of the security’s business is conducted in Indonesia.

(e)         See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	7

Statement of Assets and Liabilities

As of December 31, 2014

Assets
Investments, at value (cost $65,973,098)	$ 90,376,976
Foreign currency, at value (cost $359,498)	358,397
Cash	89,490
Receivable for investments sold	1,922,161
Prepaid expenses	12,343
Total assets	92,759,367

Liabilities
Dividends payable to common shareholders	4,226,721
Investment advisory fees payable (Note 3)	235,095
Administration fee payable (Note 3)	19,255
Investor relations fees payable (Note 3)	13,913
Director fees payable	13,767
Accrued expenses	45,015
Total liabilities	4,553,766

Net Assets	$88,205,601

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 9,485
Paid-in capital in excess of par	63,297,278
Distributions in excess of net investment income	(40,677)
Accumulated net realized gain from investment and foreign currency transactions	527,240
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	24,412,275
Net Assets	$88,205,601
Net asset value per common share based on 9,485,247 shares issued and outstanding	$ 9.30

See Notes to Financial Statements.

8	Aberdeen Indonesia Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2014

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $349,954)	$ 1,953,806
Total Investment Income	1,953,806

Expenses
Investment advisory fee (Note 3)	956,849
Directors' fees and expenses	135,009
Custodian's fees and expenses	75,093
Administration fee (Note 3)	68,102
Legal fees and expenses	60,521
Investor relations fees and expenses (Note 3)	55,832
Independent auditors’ fees and expenses	42,455
Reports to shareholders and proxy solicitation	39,104
Insurance expense	27,680
Transfer agent's fees and expenses	23,088
Miscellaneous	18,907
Net expenses	1,502,640

Net Investment Income	451,166

Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions:
Net realized gain/(loss) from:
Investment transactions	4,417,304
Foreign currency transactions	(19,418)
4,397,886
Net change in unrealized appreciation/(depreciation) on:
Investments	2,758,417
Foreign currency translation	8,397
2,766,814
Net realized and unrealized gain from investment and foreign currency related transactions	7,164,700
Net Increase in Net Assets Resulting from Operations	$ 7,615,866

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	9

Statements of Changes in Net Assets

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$ 451,166	$ 571,710
Net realized gain from investment and foreign currency related transactions	4,397,886	11,699,313
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	2,766,814	(35,998,367)
Net increase/(decrease) in net assets resulting from operations	7,615,866	(23,727,344)

Distributions to Shareholders from:
Net investment income	(507,745)	(613,695)
Net realized gains	(4,761,404)	(12,857,062)
Net decrease in net assets from distributions	(5,269,149)	(13,470,757)

Common Stock Transactions:
Issuance of 0 and 1,213,325 shares, respectively, due to stock distribution (Note 5)	–	15,081,631
Change in net assets from common stock transactions	–	15,081,631
Change in net assets resulting from operations	2,346,717	(22,116,470)

Net Assets:
Beginning of year	85,858,884	107,975,354
End of year (including (distributions in excess of net investment income)/accumulated net investment income of ($40,677) and $35,320, respectively)	$88,205,601	$85,858,884

Amounts listed as "-" are $0 or round to $0.

See Notes to Financial Statements.

10	Aberdeen Indonesia Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended December 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net asset value per common share, beginning of year	$9.05	$13.05	$12.88	$14.39	$10.17
Net investment income	0.05	0.06	0.14	0.16	0.07
Net realized and unrealized gains (losses) on investments and foreign currency transactions	0.75	(2.54)	2.51	(0.51)	5.19
Total from investment operations applicable to common shareholders	0.80	(2.48)	2.65	(0.35)	5.26
Dividends and distributions to shareholders:
Net investment income	(0.05)	(0.06)	(0.11)	(0.17)	(0.07)
Net realized gains	(0.50)	(1.36)	(2.37)	(0.99)	(0.97)
Total distributions	(0.55)	(1.42)	(2.48)	(1.16)	(1.04)
Capital Share Transactions: Impact due to capital shares issued from stock distribution (Note 5)	—	(0.10)	—	—	—
Net asset value per common share, end of year	$9.30	$9.05	$13.05	$12.88	$14.39
Market value, end of year	$8.41	$8.26	$11.67	$11.78	$13.31

Total Investment Return Based on(b):
Market value	8.63%	(17.42% )	19.00%	(3.05% )	51.35%
Net asset value	9.64%	(19.09% )	21.71%	(1.95% )	52.85%

Ratio to Average Net Assets Applicable to Common Shareholders/ Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$88,206	$85,859	$107,975	$106,516	$119,035
Average net assets applicable to common shareholders (000 omitted)	$98,181	$119,507	$118,819	$116,435	$105,572
Net operating expenses	1.53%	1.43%	1.42%	1.43%	1.52%
Net investment income	0.46%	0.48%	0.96%	1.12%	0.54%
Portfolio turnover	5.00%	11.97%	16.64%	5.15%	10.20%

(a)	Based on average shares outstanding.
(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

Amounts listed as “—“ are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	11

Notes to Financial Statements

December 31, 2014

1. Organization

Aberdeen Indonesia Fund, Inc. (the “Fund”) was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE MKT under the ticker symbol “IF”.

The Fund seeks long-term capital appreciation as a primary objective and income as a secondary objective by investing primarily in Indonesian equity and debt securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best

12	Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Banks	$20,110,862	$3,288,286	$—	$23,399,148
Beverages	3,521,801	—	—	3,521,801
Capital Markets	565,980	—	—	565,980
Food Products	3,803,542	2,971,979	—	6,775,521
Marine	2,167,052	—	—	2,167,052
Pharmaceuticals	1,574,485	—	—	1,574,485
Textiles, Apparel & Luxury Goods	3,554,781	—	—	3,554,781
Other	—	48,818,208	—	48,818,208
Total	$35,298,503	$55,078,473	$—	$90,376,976

Amounts listed as “—” are $0 or round to $0.

The Fund held no Level 3 securities at December 31, 2014.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the year ended December 31, 2014, securities issued by Saratoga Investama Sedaya PT, Sepatu Bata Tbk PT and Wintermar Offshore Marine Tbk PT in the amounts of $565,980, $3,554,781 and $2,167,052, respectively, transferred from Level 2 to Level 1 because there was no valuation factor applied at December 31, 2014. Also, securities issued by Mandom Indonesia Tbk PT and Petra Foods Ltd. in the amounts of $3,635,953 and $2,971,979, respectively, transferred from Level 1 to Level 2 because there was a valuation factor applied at December 31, 2014. For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities,

the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. As of December 31, 2014, the Fund did not hold a repurchase agreement.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Aberdeen Indonesia Fund, Inc.	13

Notes to Financial Statements (continued)

December 31, 2014

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)             market value of investment securities, other assets and liabilities — at the exchange rates at the current daily rates of exchange; and

(ii)          purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, wash sales and passive foreign investment companies.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2014 are subject to such review.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Management Asia Limited (“AAMAL” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments.

14	Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2014

AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMAL receives as compensation for its advisory services from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $50 million of the Fund’s average weekly net assets, 0.95% of the next $50 million and 0.90% of amounts above $100 million. For the year ended December 31, 2014, AAMAL earned $956,849 for advisory services to the Fund.

b. Fund Administration:

Effective April 1, 2014, Aberdeen Asset Management Inc. (“AAMI”), an affiliate AAMAL, is the Fund’s administrator, pursuant to an Administration Agreement under which AAMI receives a fee from the Fund computed monthly and payable quarterly, at an annual fee rate of 0.08% of the Fund’s net monthly assets. For the period beginning April 1, 2014 and ended December 31, 2014, AAMI earned $60,705 from the Fund for administration services.

Prior to April 1, 2014, Brown Brothers Harriman and Co. (“BBH & Co.”) was the administrator for the Fund and certain other funds advised by AAMAL and its affiliates (collectively the “Funds”). The Funds paid BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million. The rate would have increased had BBH & Co. been retained to continue to serve as the administrator to the Fund.

The Fund paid its pro rata portion of the fee based on its level of assets with a monthly minimum of $2,500. For the period beginning January 1, 2014 and ended March 31, 2014, BBH & Co. earned $7,397 from the Fund for administrative and fund accounting services.

c. Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the year ended December 31, 2014, the Fund incurred fees of approximately $55,719 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the year ended December 31, 2014, there were 4,974 shares purchased pursuant to the Directors compensation plan. As of December 31, 2014, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2014, were $5,156,257 and $17,521,282, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. As of December 31, 2014, there were 9,485,247 shares of common stock issued and outstanding.

On December 7, 2012, the Board of Directors announced that it declared the payment of an elective cash distribution to be paid in the amount of $2.27950 per share of common stock on January 31, 2013 to shareholders of record at the close of business on December 21, 2012. As announced, the distribution was payable in the Fund’s common stock. However, shareholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 20% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund prorated the cash distribution among all stockholders who made such requests. Shareholders who requested cash distributions received $0.67042 per share or 29.41% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $12.43 per share, which equaled the average closing price of the Fund’s common shares on the NYSE MKT on January 23, 2013 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund’s number of outstanding shares was 9,485,247.

Aberdeen Indonesia Fund, Inc.	15

Notes to Financial Statements (continued)

December 31, 2014

6. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Board has instructed Fund management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the year ended December 31, 2014, the Fund did not repurchase shares through this program.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

b. Risks Associated with Indonesian Markets:

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund’s ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund’s inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2014 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$66,118,726	$31,777,027	$(7,518,777)	$24,258,250

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 was as follows:

	December 31, 2014	December 31, 2013
Distributions paid from:
Ordinary Income	$507,745	$786,774
Net long-term capital gains	4,761,404	12,683,983
Total tax character of distributions	$5,269,149	$13,470,757

16	Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (concluded) December 31, 2014

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$—
Undistributed long-term capital gains – net	661,504
Total undistributed earnings	$661,504
Late year loss deferral	(29,313)
Unrealized appreciation/(depreciation)	24,266,647*
Total accumulated earnings/(losses) – net	$24,898,838

*  The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets & Liabilities by temporary book/tax differences. These differences are primarily timing differences due to wash sales and passive foreign investment companies.

For the year ended December 31, 2014, the Fund deferred qualified late year losses of $(29,313). Under federal tax law, qualified late year losses realized from investment income transactions after October 31 may be deferred and treated as occurring in the following year.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses. These reclassifications have no effect on net assets or net asset values per share.

Distributions in excess of net investment income	Accumulated net realized gain from investment and foreign currency transactions
$(19,418)	$19,418

10. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of December 31, 2014.

Aberdeen Indonesia Fund, Inc.	17

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Aberdeen Indonesia Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Indonesia Fund, Inc. (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
February 26, 2015

18	Aberdeen Indonesia Fund, Inc.

Tax Information (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Indonesia Fund, Inc. during the fiscal year ended December 31, 2014:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
9/30/14	0.109900	0.106100	—	0.003800	0.007299	0.011099	0.003800	0.003800
1/12/15	0.445610	0.395880	—	0.049730	0.029595	0.079325	0.049730	0.049730

(1)         The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)         The fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Board Approval of Investment Advisory Agreement

The 1940 Act and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Fund and the Adviser require that, the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”).

At its in-person meeting on December 9, 2014, the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In considering whether to approve the renewal of the Fund’s Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Board’s materials also included: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board of Directors in considering approval of the investment advisory arrangement under the 1940 Act and Maryland law.

The Board also considered other matters such as: (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies, (iii) the Adviser’s investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Board members were afforded the opportunity to ask questions of and request additional information from management.

Aberdeen Indonesia Fund, Inc.	19

Supplemental Information (unaudited) (continued)

In addition to the materials requested by the Board in connection with their consideration of the renewal of the Advisory Agreement, it was noted that the Board received materials in advance of each regular quarterly meeting that provided information relating to the services provided by the Adviser.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

As part of their deliberations, the Board members considered the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Board considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Board reviewed, among other things, the Adviser’s investment experience. The Board received information regarding the Adviser’s compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Adviser. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition, the Board considered the financial condition of the Adviser and ability to provide a high level and quality of service to the Fund. The Board also considered information received from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also took into account the Adviser’s risk management processes. The Board considered the Adviser’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Board also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”).

The Board received and considered: information for the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark; the Fund’s share performance and premium/discount information; and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return against its Morningstar Group average and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance, including that the Fund’s annualized net total return was above the median of the peers in the Fund’s Morningstar Group for the one-, five- and 10-year periods ended September 30, 2014, and below the median for the three-year period ended September 30, 2014. The Fund’s annualized net total returns for the three- and five- year periods ended September 30, 2014 were above those of the Fund’s benchmark, the MSCI Indonesia Index, but was below the return of the benchmark for the one- and 10-year periods ended September 30, 2014.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (the “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. Management noted that due to the unique strategy and structure of the Fund, Aberdeen currently does not have any closed-end funds that are directly comparable to the Fund. Management provided to the Board the annual fee schedules, payable monthly, for each US closed-end, country-specific equity fund managed by AAMAL. Although there were no other substantially similar Aberdeen-advised US vehicles against which to compare advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund’s advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

20	Aberdeen Indonesia Fund, Inc.

Supplemental Information (unaudited) (concluded)

In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund’s Morningstar expense category as compiled by SI, which indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended June 30, 2014, and which reflects both the advisory fee and the current administration fee) was above the median expense ratio of its Peer Group; and, the Fund’s annualized net total expense ratio based on average net assets for the six months ended June 30, 2014 was above the median of the Peer Group.

Economies of Scale. The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure for the Fund was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser and that an increase in the size of the Fund’s portfolio would add to these economies of scale. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increase, and how the Fund’s management fees compare relative to its Peer Group at higher asset levels.

The Board also considered other factors, which included but were not limited to the following:

•     the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•     whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser.

•     the nature, quality, cost and extent of administrative services performed by Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, under a separate agreement covering administrative services.

•     so-called “fallout benefits” to the Adviser or AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Board’s Independent Directors voting separately, approved the Fund’s Agreement for an additional one-year period.

Aberdeen Indonesia Fund, Inc.	21

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors
Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 2000; Chairman since 2005; current term ends at the 2015 annual meeting	Mr. Arzac is a Professor of Finance and Economics at Columbia University (education). He has served in this position since 1971.	5

Director of The Adams Express Company since 1983; Director of Petroleum and Resources Corporation, since 1987; Director of Mirae Asset Management Funds (6) since 2010; Director of Credit Suisse Funds (13) since 1990; Director of Credit Suisse High Yield Bond Fund, Inc. since 2005; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005

James Cattano 1366 Wood Duck Trail Naples, FL 34108 Year of Birth: 1943	Director, Audit and Valuation Committee Chairman and Nominating and Cost Review Committee Member	Since 2007; current term ends at the 2016 annual Meeting	Mr. Cattano is the President of Costal Trade Corporation (international commodity trade) October 2011. Previously, he was the President of Primary Resources Inc. (agricultural and raw materials) from 1996 to 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006

Lawrence J. Fox c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1943	Director, Nominating Committee Member	Since 2000; current term ends at the 2017 annual Meeting	Mr. Fox has been a Partner at Drinker Biddle & Reath LLP (law firm) since 1972. He has also been a Lecturer at Yale Law School (education) since 2009.	4	Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corporation of America since 2011

Steven Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1948	Director, Audit and Valuation, Nominating , and Cost Review Committee Member	Since 2005; current term ends at the 2015 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	5

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (13) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005

*      Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds, and Aberdeen Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”

22	Aberdeen Indonesia Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	President	Since July 2009

Currently, Group Head of Product Development of Aberdeen Asset Management PLC and Director of Aberdeen Asset Managers Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since March 2011

Currently, Vice President and Head of Compliance — Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform.

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since November 2009	Currently, Head of Fund Administration — US for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management in September 2009.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since July 2009	Currently, Head of Product Management for AAMI. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005.

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since July 2009

Currently, Head of Product — US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Joanne Irvine* c/o Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London, United Kingdom EC4M9HH Year of Birth: 1968	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London (since 1997). Ms. Irvine joined Aberdeen in 1996 in a group development role.

Aberdeen Indonesia Fund, Inc.	23

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Devan Kaloo* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1972	Vice President	Since July 2009

Currently, Head of Global Emerging Markets (since 2005). Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since July 2009

Currently, Global Head of Legal for Aberdeen (2012). Ms. Nichols serves as a Director and Vice President for AAMI since 2010. She previously served as Head of Legal—Americas from 2010-2012. She joined AAMI in October 2006.

Nick Robinson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since June 2011	Currently, Director and Head of Brazilian Equities, of Aberdeen’s operations in São Paulo since 2009.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since July 2009	Currently, Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1958	Vice President	Since July 2009

Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and a Director of AAMAL since 2000.

Bharat Joshi c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1984	Vice President	Since December 2014

Currently, Investment Manager for Aberdeen Asset Management Asia Limited, overseeing investments in Jakarta. Mr. Joshi transferred in November 2014 after seven years as an equity manager in Aberdeen’s Kuala Lumpur office. His responsibilities there included research and management of local equity portfolios.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since June 2011	Currently, Senior Fund Administration Manager for Aberdeen Asset Management Inc. She joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

24	Aberdeen Indonesia Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.

Sofia Rosala* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Deputy Chief Compliance Officer	Since March 2014

Currently, Deputy Fund Chief Compliance Officer and U.S. Counsel for Aberdeen Asset Management Inc. (since July 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate attorney with Morgan, Lewis and Bockius from May 2008-April 2011.

*      As of December 2014, Messrs. Pittard, Cotton, Goodson, Kaloo, and Robinson and Mses. Nichols, Irvine, Melia, Kennedy, Sitar, Ferrari, Hasson and Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund Inc., Aberdeen Japan Equity Fund, Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds, and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex.”

**              Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. each of which has a common investment manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the investment manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Indonesia Fund, Inc.	25

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Corporate Information

Directors	Custodian
Enrique R. Arzac, Chairman	State Street Bank and Trust Company
James J. Cattano	1 Iron Street 5th Floor
Lawrence J. Fox	Boston, MA 02210
Steven N. Rappaport
Transfer Agent
Officers	Computershare Trust Company, N.A.
Christian Pittard, President	P.O. Box 30170
Jeffrey Cotton, Vice President and Chief Compliance Officer	College Station, TX 77842-3170
Sofia Rosala, Deputy Chief Compliance Officer and Vice President
Andrea Melia, Treasurer and Chief Financial Officer	Independent Registered Public Accounting Firm
Megan Kennedy, Vice President and Secretary	PricewaterhouseCoopers LLP
Alan Goodson, Vice President	2001 Market Street
Joanne Irvine, Vice President	Philadelphia, PA 19103
Bharat Joshi, Vice President
Devan Kaloo, Vice President	Legal Counsel
Jennifer Nichols, Vice President	Willkie Farr & Gallagher LLP
Nick Robinson, Vice President	787 Seventh Avenue
Lucia Sitar, Vice President	New York, NY 10019
Hugh Young, Vice President
Sharon Ferrari, Assistant Treasurer	Investor Relations
Heather Hasson, Assistant Secretary	Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Investment Adviser	Philadelphia, PA 19103
Aberdeen Asset Management Asia Limited	1-866-839-5205
21 Church Street	InvestorRelations@aberdeen-asset.com
#01-01 Capital Square Two
Singapore 049480

Administrator
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Indonesia Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “IF”. Information about the Fund’s net asset value and market price is available at www.aberdeenif.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Indonesia Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

We explore further.

Aberdeen Closed-End Funds

At Aberdeen, we believe there's no substitute for getting to know your investments face-to-face. That's why we make it our goal to visit companies – wherever they are – before our equity teams ever invest in their shares and again when we hold them.

With 13 U.S. closed-end funds investing around the world – that's an awfully big commitment. But it's just one of the ways we seek out what we believe are the best investment opportunities on your behalf.

Speak with your financial advisor or wealth manager today about diversifying* your portfolio with Aberdeen's global and emerging market closed-end funds.

For more information, contact our Investor Relations team at 866-839-5205 or e-mail us at InvestorRelations@aberdeen-asset.com.

www.aberdeen-asset.us/cef

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund's investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund's portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. "Aberdeen" is a U.S. registered service trademark of Aberdeen Asset Management PLC.

CH-ANNUAL

Item 2 - Code of Ethics.

(a)         As of December 31, 2014, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).  During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.  A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

(b)         Not Applicable.

(c)          During the period covered by this report, the Codes of Ethics was revised in order to amend the definition of “employee” to extend Sarbanes-Oxley whistleblower protection to employees of private contractors that provide service to the Fund in accordance with the Supreme Court decision in Lawson v. FMR LLC, 134 S. Ct. 1158 (2014).

Item 3 - Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Enrique R. Arzac and Steven N. Rappaport, both members of the Registrant’s Audit and Valuation Committee, possess the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to both qualify as an “audit committee financial expert,” and has designated Mr. Arzac and Mr. Rappaport as the Audit and Valuation Committee’s financial experts. Mr. Arzac and Mr. Rappaport are both “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

(a)         through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) [1] Audit Related Fees	(c) [2] Tax Fees	(d) All Other Fees
December 31, 2014	$30,100	$5,000	$5,955	$0
December 31, 2013	$29,200	$0	$3,700	$0

1      Services include procedures over the conversion of fund accounting books/records and semi-annual review procedures in connection with the Registrant’s semi-annual financial statements.

2                  Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)         The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(2)         None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PwC for non-audit services rendered to the Registrant, the Registrant’s Investment Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the Investment Adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended December 31, 2014 was $2,306,539.  The aggregate fees billed by PwC for non-audit services rendered to the Registrant, the Investment Adviser and any Covered Service Providers for the fiscal year ended December 31, 2013 was $848,990.

(h)         The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 —     Audit Committee of Listed Registrants.

(a)         The Registrant has a separately-designated standing Audit and Valuation committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2014, the Audit and Valuation Committee members were:

Enrique R. Arzac

James J. Cattano

Steven N. Rappaport

(b)         Not applicable.

Item 6 - Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies at the time of this filing of the Registrant are included herewith as Exhibit (c) and policies of the Investment Adviser are included as Exhibit (d).

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March 5, 2015.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.	Currently a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.
James Thom Senior Investment Manager Equities - Asia	Responsible for Asian equities portfolio management.	Currently an Investment Manager on the Asian Equities Team. He joined Aberdeen in 2010 from Actis, an Emerging Markets Private Equity firm.
Christopher Wong Senior Investment Manager Equities - Asia	Responsible for Asian equities portfolio management.

Currently a Senior Investment Manager on the Asian Equities Team and CEO of Aberdeen Islamic Asset Management Sdn Bhd. He joined Aberdeen in 2001 on the private equity desk before transferring to the Asian equities team in August 2002.

Bharat Joshi Investment Manager Equities - Asia	Responsible for Asian equities portfolio management.	Currently investment manager overseeing investments in Jakarta since November 2014. Prior to that, Mr. Joshi was an equity manager in Aberdeen’s Kuala Lumpur office since 2007.
Kristy Fong Senior Investment Manager Equities - Asia	Responsible for Asian equities portfolio management.	Currently a Senior Investment Manager on the Asian Equities Team. Kristy joined Aberdeen in 2004 from UOB KayHian Pte Ltd where she was an Analyst.

(a)(2)  The information in the table below is as of December 31, 2014.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	21	$12,198.26	0	$0
	Pooled Investment Vehicles	81	$55,035.58	2	$399.59
	Other Accounts	131	$45,229.39	16	$5,068.95
James Thom	Registered Investment Companies	21	$12,198.26	0	$0
	Pooled Investment Vehicles	81	$55,035.58	2	$399.59

	Other Accounts	131	$45,229.39	16	$5,068.95

Christopher Wong	Registered Investment Companies	21	$12,198.26	0	$0
	Pooled Investment Vehicles	81	$55,035.58	2	$399.59
	Other Accounts	131	$45,229.39	16	$5,068.95

Bharat Joshi	Registered Investment Companies	21	$12,198.26	0	$0
	Pooled Investment Vehicles	81	$55,035.58	2	$399.59
	Other Accounts	131	$45,229.39	16	$5,068.95

Kristy Fong	Registered Investment Companies	21	$12,198.26	0	$0
	Pooled Investment Vehicles	81	$55,035.58	2	$399.59
	Other Accounts	131	$45,229.39	16	$5,068.95

Total assets are as of December 31, 2014 and have been translated to U.S. dollars at a rate of £1.00 = $1.56.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2014
Hugh Young	None
James Thom	None
Christopher Wong	None
Bharat Joshi	None
Kristy Fong	None

(b) Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
January 1, 2014 through January 31, 2014	0	0	0	827,192
February 1, 2014 through February 28, 2014	0	0	0	827,192
March 1, 2014 through March 31, 2014	0	0	0	827,192
April 1, 2014 through April 30, 2014	0	0	0	827,192
May 1, 2014 through May 31, 2014	0	0	0	827,192
June 1, 2014 through June 30, 2014	0	0	0	827,192

July 1, 2014 through July 31, 2014	0	0	0	827,192
August 1, 2014 through August 31, 2014	0	0	0	827,192
September 1, 2014 through September 30, 2014	0	0	0	827,192
October 1, 2014 through October 31, 2014	0	0	0	827,192
November 1, 2014 through November 30, 2014	0	0	0	827,192
December 1, 2014 through December 31, 2014	0	0	0	827,192
Total	0	0	0	-

1  The plan was authorized on December 6, 2011.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. The plan does not have an expiration date.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics of the Registrant as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)	Proxy Voting Policy of Registrant.

(d)	Proxy Voting Policies and Procedures of Investment Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Indonesia Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Indonesia Fund, Inc.

Date:	March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Indonesia Fund, Inc.

Date:	March 5, 2015

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Indonesia Fund, Inc.

Date:	March 5, 2015